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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 13, 2005

                                 METLIFE, INC.
               (Exact name of registrant as specified in charter)

           DELAWARE                         1-15787                       13-4075851
(State or other jurisdiction of    (Commission file number)              (IRS Employer
        incorporation)                                                Identification No.)

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
               200 PARK AVENUE
              NEW YORK, NEW YORK                                 10166-0188
   (Address of principal executive offices)                      (Zip Code)

                                 (212) 578-2211
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                                      N/A
         (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01.  OTHER EVENTS

     On January 31, 2005, MetLife, Inc. ("MetLife") announced that it plans to acquire Travelers Insurance Company, excluding certain assets, most significantly, Primerica, from Citigroup Inc., and substantially all Citigroup's international insurance businesses ("Citigroup Life Insurance and Annuities"). For additional information concerning the proposed acquisition transaction, see MetLife's Form 8-K filed on January 31, 2005 and its Form 8-K filed on February 4, 2005.

     The unaudited pro forma condensed consolidated financial information filed herewith as Exhibit 99.1, and incorporated herein by reference, gives effect to the proposed acquisition transaction as if it had occurred as of January 1, 2004 for purposes of the unaudited pro forma condensed consolidated statement of income and on December 31, 2004 for purposes of the unaudited pro forma condensed consolidated balance sheet.

     The combined balance sheet of Citigroup Life Insurance and Annuities Assets to be Acquired and Liabilities to be Assumed as of December 31, 2004, and the related combined statements of income, shareholder's equity and cash flows for the year then ended, included in Exhibit 99.2, and incorporated herein by reference, have been furnished to MetLife by Citigroup Inc.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

     23.1 Consent of KPMG LLP.

     99.1 MetLife, Inc.'s unaudited pro forma condensed consolidated balance sheet as of December 31, 2004 and unaudited pro forma condensed consolidated statement of income for the year ended December 31, 2004.

     99.2 Combined balance sheet of Citigroup Life Insurance and Annuities Assets to be Acquired and Liabilities to be Assumed as of December 31, 2004 and the related combined statements of income, shareholder's equity and cash flows for the year ended December 31, 2004.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          METLIFE, INC.

                                          By: /s/ Gwenn L. Carr
                                            ------------------------------------
                                            Name: Gwenn L. Carr
                                            Title: Senior Vice-President and
                                              Secretary

Date: May 13, 2005

                                        2
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                                 EXHIBIT INDEX


23.1  Consent of KPMG LLP.
99.1 MetLife, Inc.'s unaudited pro forma condensed consolidated balance sheet as of December 31, 2004 and unaudited pro forma condensed consolidated statement of income for the year ended December 31, 2004.
99.2  Combined balance sheet of Citigroup Life Insurance and
      Annuities Assets to be Acquired and Liabilities to be Assumed as of December 31, 2004 and the related combined statements of income, shareholder's equity and cash flows for the year ended December 31, 2004.

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